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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 18, 2003




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                    1-4300                   41-0747868
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)          Identification Number)


                              ONE POST OAK CENTRAL
                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.  OTHER EVENTS

On December 18, 2003, Apache Corporation issued a press release announcing that
(i) the holders of its common stock approved a proposal to increase the number of authorized common shares to 430 million from 215 million in order to complete the previously announced two-for-one stock split and (ii) the record date for the stock split is December 31, 2003, and the additional shares will be distributed January 14, 2003.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------


  99.1 Press Release, dated December 18, 2003, "Apache Shareholders Approve Proposal to Increase Authorized Shares; 2-for-1 Stock Split Set for January 14, 2004"


                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     APACHE CORPORATION


Date:  December 22, 2003                    By:      Roger B. Plank
                                                -------------------------------
                                                Roger B. Plank
                                                Executive Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION



99.1 Press Release, dated December 18, 2003, "Apache Shareholders Approve Proposal to Increase Authorized Shares; 2-for-1 Stock Split Set for January 14, 2004"